UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 14, 2011 (DECEMBER 20, 2011)

TRAVELPORT LIMITED

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

BERMUDA	333-141714	98-0505100
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(I.R.S. EMPLOYER IDENTIFICATION NUMBER)

300 GALLERIA PARKWAY ATLANTA, GA 30339
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (770) 563-7400

N/A

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY	INTO MATERIAL DEFINITIVE AGREEMENT

On December 16, 2011, our Board of Directors approved the Company entering into indemnification agreements with each of the members of our Board and the following officers of the Company: Jeff Clarke (Executive Chairman); Gordon Wilson (President and Chief Executive Officer); Eric Bock (Executive Vice President, Chief Legal Officer and Chief Administrative Officer); Philip Emery (Executive Vice President and Chief Financial Officer); Lee Golding (Executive Vice President and Chief Human Resources Officer); Kurt Ekert (Executive Vice President and Chief Commercial Officer); and Simon Gray (Senior Vice President and Chief Accounting Officer).

The forms of indemnification agreements to be entered into with each director and certain officers of the Company are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated by reference herein.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 16, 2011, the Board of Directors of Travelport Worldwide Limited, our indirect parent company, approved the Travelport Worldwide Limited 2011 Equity Plan (the “Plan”) and the award agreements governing the grants of shares and restricted share units (“RSUs”) to certain executives of the Company under the Plan. As previously disclosed in our Current Report on Form 8-K dated November 10, 2011 and filed on November 16, 2011, the shares will vest immediately, and the RSUs will vest on January 1, 2014, on the terms and conditions set forth in the award agreements. Grants of shares and RSUs to our Named Executive Officers were previously disclosed in the same Current Report on Form 8-K.

The Travelport Worldwide Limited 2011 Equity Plan and the forms of the Management Equity Award Agreements for our US and UK Named Executive Officers are attached hereto as Exhibits 10.3, 10.4 and 10.5, respectively, and are incorporated by reference herein.

On December 14, 2011, the Compensation Committee of our Board of Directors approved a two-year long-term incentive program for certain members of our management, including our Named Executive Officers: Gordon A. Wilson ($750,000); Eric J. Bock ($500,000); Philip Emery ($500,000); and Lee Golding ($500,000), payable in respect of 2012 and 2013, a portion of which is payable upon the satisfaction of certain conditions by the Company and a portion of which is time-based. A form of the executive long-term incentive plan will be filed as an exhibit to our annual report for the year ending December 31, 2011.

ITEM 9.01 FINANCIAL	STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are filed as part of this report:

EXHIBIT NO.	DESCRIPTION

10.1	Form of Indemnification Agreement between Travelport Limited and its Directors.

10.2	Form of Indemnification Agreement between Travelport Limited and certain of its Officers.

10.3	Form of Travelport Worldwide Limited 2011 Equity Plan.

10.4	Form of Travelport Worldwide Limited Management Equity Award Agreement (US Named Executive Officers).

10.5	Form of Travelport Worldwide Limited Management Equity Award Agreement (UK Named Executive Officers).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT LIMITED

By:	/s/ Eric J. Bock
Eric J. Bock
Executive Vice President, Chief Legal Officer &
Chief Administrative Officer

Date: December 20, 2011

TRAVELPORT LIMITED

CURRENT REPORT ON FORM 8-K

REPORT DATED DECEMBER 20, 2011 (DECEMBER 14, 2011)

EXHIBIT INDEX

10.1	Form of Indemnification Agreement between Travelport Limited and its Directors.

10.2	Form of Indemnification Agreement between Travelport Limited and certain of its Officers.

10.3	Form of Travelport Worldwide Limited 2011 Equity Plan.

10.4	Form of Travelport Worldwide Limited Management Equity Award Agreement (US Named Executive Officers).

10.5	Form of Travelport Worldwide Limited Management Equity Award Agreement (UK Named Executive Officers).